Summary Prospectus
March 30, 2017
Share Class	Ticker
T	QTSGX
Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated March 30, 2017, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide long-term capital appreciation by investing primarily in common stock of small U.S. companies.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated MDT Small Cap Growth Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide long-term capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class T Shares (T) of the Fund.
Shareholder Fees (fees paid directly from your investment)	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.95%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.95%
Fee Waivers and/or Expense Reimbursements[2]	(0.81)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.14%
1	Because the Fund's T Shares are new, “Other Expenses” are based on estimated amounts for the current fiscal year.
2	The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's T class (after the voluntary waivers and/or reimbursements) will not exceed 1.13% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) April 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$443
3 Years	$847
5 Years	$1,276
10 Years	$2,468
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 198% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund seeks to achieve its objective by investing primarily in the common stock of small U.S. companies. The Fund's investment adviser's (“Adviser”) investment strategy utilizes a small capitalization (“small-cap”) growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the small-cap segment of the U.S. equity universe, which includes the 2,000 smallest companies by market capitalization within the Russell 3000® Index (an index that includes the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market). As of July 31, 2016, companies in the Russell 2000® Growth Index ranged in market capitalization from $23.5 million to $5.5 billion. The Fund's investments may include, but are not limited to, equity securities of domestic issuers.
The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process, called the Optimum Q process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowing for investment purposes) are invested in investments in small companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund normally to invest less than 80% of its net assets (plus any borrowings for investment purposes) in investments in small companies. For purposes of this policy the Fund considers a small company to be a company of a size similar to companies listed on the Russell 2000® Growth Index.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.
■	Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund's portfolio, performance and Share price.

■	Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
■	Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■	Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund. The Fund's Class T Shares (“T class”) has not yet commenced operations. The Fund currently offers five other classes of shares: Class A Shares (“A class”), Class B Shares, Class C Shares, Institutional Shares and Class R6 Shares. The T class performance information shown below is for the Fund's A class and has not been adjusted since the T class is expected to have the same net expense ratio as the A class.
The bar chart and performance table below are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's T class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's T class highest quarterly return was 17.68% (quarter ended March 31, 2012). Its lowest quarterly return was (25.12)% (quarter ended September 30, 2011).
Average Annual Total Return Table
The Fund's T class has not yet commenced operations. The T class performance information shown below is for the Fund's A class as described above.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's T class to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
T:
Return Before Taxes	13.46%	14.60%	6.80%
Return After Taxes on Distributions	12.89%	13.62%	6.32%
Return After Taxes on Distributions and Sale of Fund Shares	7.86%	11.63%	5.43%
Russell 2000® Index[1] (reflects no deduction for fees, expenses or taxes)	11.32%	13.74%	7.76%
Morningstar Small Growth Funds Average[2] (reflects no deduction for fees, expenses or taxes)	11.20%	12.33%	7.08%
1	The Russell 2000® Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
FUND MANAGEMENT
The Fund's Investment Adviser is Federated MDTA LLC.
Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.
Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since August 2008.
Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.
John Paul Lewicke, Research Manager, has been the Fund's portfolio manager since September 2014.
purchase and sale of fund shares
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange is open. Shares may not be exchanged for shares of another Federated fund. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
The minimum investment amount for the Fund's T class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.

Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-21940
CUSIP 31421R593
Q453462 (3/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.